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                                                                   EXHIBIT 10.32

          AMENDMENT NO. 2 TO RESTATED AND AMENDED COAL SUPPLY AGREEMENT


THIS AMENDMENT NO. 2 TO RESTATED AND AMENDED COAL SUPPLY AGREEMENT ("Amendment No. 2") is entered into effective as of February 28, 2002, by and between Seminole Electric Cooperative, Inc. (hereinafter referred to as "BUYER"), a Florida cooperation, and WEBSTER COUNTY COAL, LLC, a Delaware limited liability company (successor-in-interest to WEBSTER COUNTY COAL CORPORATION, a Kentucky corporation) and WHITE COUNTY COAL, LLC, a Delaware limited liability company (successor-in-interest to WHITE COUNTY COAL CORPORATION, a Delaware corporation), both having an address of 1717 South Boulder Avenue, Tulsa, Oklahoma 74119-4886, (the foregoing companies hereinafter referred to as "SELLER"). In consideration of the agreements herein contained, the parties hereto agree to as follows:

RECITALS

A. On even date herewith, Buyer entered into a Spot Coal Synfuel Supply Agreement ("Spot Coal Synfuel Supply Agreement") with Synfuel Solutions Operating LLC ("SSO") for the purchase of coal synfuel which shall be processed from coal which is produced or supplied to SSO from Hopkins County Coal, LLC.

B. For each ton of coal synfuel Buyer purchases from SSO during the term of the Spot Coal Synfuel Supply Agreement, Buyer and Seller hereby agree to reduce by like amount the quantity of coal to be purchased under the Restated and Amended Coal Supply Agreement as is more particularly set forth herein below.

1.0 AMENDMENTS

The Restated and Amended Agreement heretofore entered into by the parties, dated effective February 1, 1986, as amended by Amendment No. 1 dated May 10, 1996 and the Interim Coal Supply Agreement dated May 1, 2000, (hereinafter referred to as the "Agreement") is hereby amended as follows:

2.0 QUANTITY

     2.1 Article II, Quantity, Section 2.7 COAL SYNFUEL QUANTITY, is added and reads as follows:

          "During the Term, any quantity of coal synfuel purchased by Buyer from SSO under the Spot Coal Synfuel Supply Agreement shall reduce the Quantity of Pattiki Type Coal from Dotiki to be supplied under this Agreement, by an equal amount of tonnage."


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INDEPENDENT RELATIONSHIP OF AGREEMENT TO SPOT COAL SYNFUEL SUPPLY AGREEMENT

     2.2 Article XXIV, INDEPENDENT RELATIONSHIP OF AGREEMENT TO SPOT COAL SYNFUEL SUPPLY AGREEMENT, Section 24.1 is added and reads as follows:

          "Except for the tonnage reduction provision set forth under Section
          2.7 herein above, all obligations between Buyer and Seller set forth in the Agreement shall continue through its Term. If Buyer reduces and/or suspends its purchases of coal synfuel under the Spot Coal Synfuel Supply Agreement and/or either Buyer or SSO terminates the Spot Coal Synfuel Supply Agreement for any reason, the Agreement shall remain in full force and effect and Buyer and Seller shall be obligated to continue their performance as required herein through the Term of the Agreement. In no event shall nonperformance or breach by Buyer or SSO under provisions of the Spot Coal Synfuel Supply Agreement be a basis for Buyer or Seller to claim nonperformance or breach or grant a right of offset, counter claim or cancellation of the Agreement, and the Agreement shall continue in full force and effect with the remaining obligations for the purchase of quantities of coal to be the Quantity set forth in Article II during any contract year reduced by the amount of coal synfuel delivered by SSO to Buyer during such contract year."

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 on the day and year below written, but effective as of the day and year first set forth above.


WEBSTER COUNTY COAL, LLC                SEMINOLE ELECTRIC COOPERATIVE, INC.

BY: /s/ GARY RATHBURN                   BY: /s/ STEVEN R. SHEARER FOR RJM
    -------------------------------         ------------------------------------
TITLE: SR. VICE PRESIDENT-MARKETING     TITLE:  EXECUTIVE V.P. & GENERAL MANAGER

DATE:  MARCH 26, 2002                   DATE: APRIL 11, 2002
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WHITE COUNTY COAL, LLC

BY: /s/ GARY RATHBURN
    -------------------------------
TITLE: SR. VICE PRESIDENT-MARKETING

DATE:  MARCH 26, 2002
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